Exhibit 32.1

                INTEGRATED MICROMETALLURGICAL SYSTEMS, INC.

CERTIFICATION PURSUANT TO 18 USC SECTION 1350, AS ADOPTED PURSANT TO SECTION
                    906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of INTEGRATED MICROMETALLURGICAL SYSTEMS, INC., a Nevada corporation (the "Company"), on Form 10-QSB for the period ended September 30, 2006, as filed with the Securities and Exchange Commission (the "Report"), I, Hans-Werner Huss, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date:  November 20, 2006

                                       By: /s/ H. Werner Huss
                                           -------------------------
                                           H. Werner Huss, President
                                           Chief Executive Officer